UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
washington, d.c. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 22, 2008

_______________________

CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 28, 2008, CryoLife, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report, among other items, the amendment of the Company’s Bylaws, which are attached to the Form 8-K as Exhibit 3.1.  This amendment to the Form 8-K is being filed to provide a corrected version of Exhibit 3.1.

Item 9.01(d)  Exhibits.

(a) Financial Statements.
Not applicable.

(b) Pro Forma Financial Information.
Not applicable.

(c) Shell Company Transactions.
Not applicable.

(d) Exhibits.

Exhibit Number	Description

3.1	Bylaws of CryoLife, Inc., as amended and restated as of October 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: March 5, 2009	By:	/s/ D.A. Lee
	Name:	D. Ashley Lee
	Title	Executive Vice President, Chief
Operating Officer and Chief
Financial Officer